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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    Form 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 1, 1998



                      KEY CONSUMER ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                            (State of Incorporation)



       33-12431                                        52-1995940
(Commission File Number)                    (IRS Employer Identification No.)


                     c/o Key Bank USA, National Association
                             Servicer/Administrator
                               4910 Tiedeman Road
                             Brooklyn, Ohio  44144
              (Address of Principal Executive Officer)  (Zip Code)



                                 (216) 689-3335
              (Registrant's telephone number, including Area Code)

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ITEM -5:


  Key Auto Finance Trust 1997-1

     The Registrant, as Seller, entered into a certain Sale and Servicing Agreement dated as of February 21, 1997 with Key Auto Finance Trust 1997-1, as Issuer, Key Bank USA, National Association ("Key Bank USA"), as Servicer, and Bankers Trust Company, as Indenture Trustee. Pursuant to said Agreement, Key Bank USA was appointed Servicer of the loans underlying a new series of Notes and Certificates representing interests in the Key Auto Finance Trust 1997-1. Pursuant to rights granted it in said Agreement, Servicer entered into a subservicing agreement with its affiliate, AutoFinance Group, Inc. ("AFG"), whereby AFG would act as a subservicer of a portion of said loans. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 33-12431 (amended by File No. 333-38211), under the Securities Act of 1933, as amended (the "Securities Act") and to the Prospectus Supplement thereto dated February 18, 1997, filed in connection therewith pursuant to Rule 424(b) with the Securities and Exchange Commission under the Securities Act, which describes further said Notes and the offering thereof.

  AFG Receivables Trust 1997-A

     The Registrant, as Seller, entered into a certain Sale and Servicing Agreement dated as of June 13, 1997 with AFG Receivables Trust 1997-A, as Issuer, Key Bank USA, as Servicer, and Bankers Trust Company, as Indenture Trustee. Pursuant to said Agreement, Key Bank USA was appointed Servicer of the loans underlying a new series of Notes and Certificates representing interests in the AFG Receivables Trust 1997-A. Pursuant to rights granted it in said Agreement, Servicer entered into a subservicing agreement with AFG, whereby AFG would act as a subservicer of said loans. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 33-12431 (amended by File No. 333-38211), under the Securities Act and to the Prospectus Supplement thereto dated June 13, 1997, filed in connection therewith pursuant to Rule 424(b) with the Securities and Exchange Commission under the Securities Act, which describes further said Notes and the offering thereof.

  AFG Receivables Trust 1997-B

     The Registrant, as Seller, entered into a certain Sale and Servicing Agreement dated as of September 15, 1997 with AFG Receivables Trust 1997-B, as Issuer, Key Bank USA, as Servicer, and Bankers Trust Company, as Indenture Trustee. Pursuant to said Agreement, Key Bank USA was appointed Servicer of the loans underlying a new series of Notes and Certificates

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representing interests in the AFG Receivables Trust 1997-8. Pursuant to rights granted it in said Agreement, Servicer entered into a subservicing agreement with AFG, whereby AFG would act as a subservicer of said loans. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 33-12431 (amended by File No. 333-38211), under the Securities Act and to the Prospectus Supplement thereto dated September 10, 1997, filed in connection therewith pursuant to Rule 424(b) with the Securities and Exchange Commission under the Securities Act, which describes further said Notes and the offering thereof.

   Key Auto Finance Trust 1997-2

     The Registrant, as Seller, entered into a certain Sale and Servicing Agreement dated as of December 16, 1997 with Key Auto Finance Trust 1997-2, as Issuer, Key Bank USA, as Servicer, and Bankers Trust Company, as Indenture Trustee. Pursuant to said Agreement, Key Bank USA was appointed Servicer of the loans underlying a new series of Notes and Certificates representing interests in the Key Auto Finance Trust 1997-2. Pursuant to rights granted it in said Agreement, Servicer entered into a subservicing agreement with AFG, whereby AFG would act as a subservicer of a portion of said loans. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 33-12431 (amended by File No. 333-38211), under the Securities Act and to the Prospectus Supplement thereto dated December 8, 1997, filed in connection therewith pursuant to Rule 424(b) with the Securities and Exchange Commission under the Securities Act, which describes further said Notes and the offering thereof.


                    ----------------------------------------


     Effective April 1, 1998, Key Bank USA succeeded to all assets and liabilities of its affiliate AFG. Such succession was effected as follows: (i) 100% of the capital stock of AFG was transferred by its parent, KeyCorp, to Key Bank USA, a wholly-owned subsidiary of KeyCorp and (ii) AFG liquidated and Key Bank USA, by operation of law, succeeded to all assets and liabilities of AFG. Accordingly, effective April 1, 1998, AFG will no longer be deemed subservicer of any of the loans underlying the Notes and Certificates of the Trusts referenced above.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 3, 1998                    KEY CONSUMER ACCEPTANCE CORPORATION


                                        By  /S/ Craig T. Platt
                                          ---------------------------------
                                                Craig T. Platt
                                                President and
                                                Chief Executive Officer